UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2025

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Introduction.

This Current Report on Form 8-K is being filed in connection with the completion (the “Closing”) on January 1, 2025 (the “Closing Date”) of the previously announced merger of Independent Bank Group, Inc., a Texas corporation (“IBTX”), with and into SouthState Corporation, a South Carolina corporation (“SouthState” or the “Company”), pursuant to the Agreement and Plan of Merger, dated as of May 17, 2024 (the “Merger Agreement”), by and between SouthState and IBTX.

Pursuant to the Merger Agreement, at the effective time of the Merger the “Effective Time”) on the Closing Date, (i) IBTX merged with and into SouthState, with SouthState continuing as the surviving corporation (the “Merger”), and (ii) immediately following the Merger, Independent Bank (d/b/a Independent Financial), a Texas state chartered bank and wholly owned bank subsidiary of IBTX merged with and into SouthState Bank, National Association, a national banking association and wholly owned bank subsidiary of SouthState (“SouthState Bank”), with SouthState Bank continuing as the surviving bank (the “Bank Merger”).

Pursuant to the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of IBTX (“IBTX Common Stock”) that was issued and outstanding immediately prior to the Effective Time, other than certain shares held by SouthState or IBTX, was converted into the right to receive 0.60 shares (the “Exchange Ratio”) of common stock, par value $2.50 per share, of the Company (“SouthState Common Stock”). No fractional shares of SouthState Common Stock were issued in connection with the Merger. Each holder of IBTX Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of SouthState Common Stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional share in accordance with the terms of the Merger Agreement.

In addition, pursuant to the Merger Agreement, at the Effective Time, each outstanding restricted stock award with respect to shares of IBTX Common Stock vested and was converted into the right to receive a number of shares of SouthState Common Stock equal to the product (rounded to the nearest whole number) of (a) the number of shares of IBTX Common Stock subject to such award multiplied by (b) the Exchange Ratio.  Each outstanding performance restricted stock unit award with respect to shares of IBTX Common Stock vested and was converted into the right to receive (a) a number of shares of SouthState Common Stock equal to the product (rounded to the nearest whole number) of (i) the number of shares of IBTX Common Stock subject to such award immediately prior to the Effective Time based on target performance multiplied by (ii) the Exchange Ratio, plus (b) a cash payment in respect of any accrued but unpaid dividend equivalents on such award.

The foregoing description of the Merger, the Bank Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference.

The total aggregate consideration payable in the Merger was approximately 24.9 million shares of SouthState Common Stock. The issuance of shares of SouthState Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-280541) filed by the Company with the Securities and Exchange Commission (the “Commission”) and declared effective on July 16, 2024 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 with respect to the IBTX Indebtedness (as defined in Item 2.03) is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction is incorporated herein by reference.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, on the Closing Date, the Company assumed IBTX’s obligations in accordance with IBTX’s underlying indentures and certain related agreements with respect to IBTX’s outstanding trust preferred securities (the “Trust Preferred Securities”), which have an aggregate principal amount of $57.324 million (in each case before related acquisition accounting fair market value adjustments). In connection with the Merger, on the Closing Date, SouthState also assumed all of IBTX’s obligations with respect to (i) $130 million in aggregate principal amount of 4.00% fixed-to-floating rate subordinated notes due 2030 (the “2030 Notes”) and (ii) $175.0 million in aggregate principal amount of 8.375% fixed-to-floating rate subordinated debentures due August 15, 2034 (the “2034 Notes”, and together with the 2030 Notes and the Trust Preferred Securities, the “IBTX Indebtedness”).

The supplemental indentures pursuant to which the Company assumed the Trust Preferred Securities as well as the original indentures pursuant to which the Trust Preferred Securities were issued have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. The Company agrees to furnish a copy of such indentures to the Commission upon request.

The foregoing description of SouthState’s assumption of the 2030 Notes and 2034 Notes is qualified in its entirety by reference to the full text of the applicable base indenture, in each case, as amended and supplemented by the first supplemental indenture, the second supplemental indenture, the third supplemental indenture, the fourth supplemental indenture, the fifth supplemental indenture and the sixth supplemental indenture, copies of which are filed hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

As previously reported, on December 19, 2024, the board of directors of the Company (the “Board”) unanimously approved the appointments of David R. Brooks, the current Chairman and Chief Executive Officer of IBTX, G. Stacy Smith, the current Lead Independent Director of IBTX, and Janet Froetscher (collectively the “IBTX Directors”) to the Board (as well as the board of directors of SouthState Bank), effective as of the Effective Time in accordance with the terms of the Merger Agreement. The appointment of the IBTX Directors became effective at the Closing. It is anticipated that Messrs. Brooks and Smith and Ms. Froetscher will serve until the 2025 Annual Meeting, at which time the shareholders of the Company will be asked to elect each of them for a one-year term expiring as of the 2026 Annual Meeting.

Transition Agreements

As previously described in the Joint Proxy Statement/Prospectus, each of David Brooks and Daniel Brooks entered into transition agreements with SouthState (collectively, the “Transition Agreements”), memorializing the terms of their continuing service with SouthState following the Effective Time (the terms of which are as previously described in the sections of Joint Proxy Statement/Prospectus entitled “The Merger - Interests of IBTX Directors and Executive Officers in the Merger” and “The Transaction Agreements - Description of the Transition Agreements” and which description is incorporated herein by reference). For a description of the Transition Agreements and additional information about the arrangements and transactions with respect to IBTX’s named executive officers in connection with the Merger, see the section in the Joint Proxy Statement/Prospectus entitled “The Merger - Interests of IBTX Directors and Executive Officers in the Merger” and “The Transaction Agreements - Description of the Transition Agreements.”  Such description is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As a result of the Merger, IBTX no longer exists as a legal entity separate from the Company and therefore no longer fulfills the listing requirements of the NASDAQ Global Select Market (the “NASDAQ”). On December 31, 2024, the NASDAQ was notified that the Closing of the Merger would be effective as of January 1, 2025 and it has been requested that the NASDAQ (1) suspend trading of IBTX Common Stock, (2) withdraw IBTX Common Stock from listing on the NASDAQ, in each case, prior to the open of trading on January 2, 2025, and (3) file with the Commission a notification of delisting of IBTX Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, IBTX Common Stock will no longer be listed on the NASDAQ. In furtherance of the foregoing, SouthState, as successor to IBTX, intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the deregistration of IBTX Common Stock, the 2030 Notes and 2034 Notes under Section 12(g) of the Exchange Act and the corresponding immediate suspension of IBTX’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable, and to cease filing any further periodic reports with respect to IBTX since it no longer as a result of the Merger exists as a separate legal entity.

SouthState Corporation to announce quarterly earnings results on Thursday, January 23, 2025

Winter Haven, FL. – January 2, 2024 – SouthState Corporation (NYSE: SSB) (“SouthState”) announced today that it will release fourth quarter 2024 earnings results on Thursday, January 23, 2025, after the market closes.  Upon release, investors may access a copy of SouthState’s earnings results at the Company’s website at www.SouthStateBank.com under Investor Relations, News, News & Market Data section.

SouthState will host a conference call on Friday, January 24, 2025 at 9:00 a.m. (ET) to discuss its fourth quarter 2024 results.  Investors may call in (toll free) by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations (host: Will Matthews, CFO).  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.  Participants may also pre-register for the conference by navigating to https://events.q4inc.com/attendee/800597892.  Access detail will be provided via email upon completion of registration.

Alternatively, individuals may listen to the live webcast of the presentation by visiting the link at SouthState’s website at www.SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of Friday, January 24, 2025 through the Investor Relations section of www.SouthStateBank.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 2, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

On January 2, 2025, the Company issued a press release announcing the fourth quarter 2024 earnings results release date. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(a) – (b)

The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.
Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of May 17, 2024, by and between Independent Bank Group, Inc. and SouthState Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on May 20, 2024)

4.1

Subordinated Debt Indenture, dated as of June 25, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee (incorporated herein by reference to Exhibit 4.6 to Amendment No. 1 to Independent Bank Group, Inc.’s S 3 Registration Statement filed with the SEC on June 25, 2014)

4.2

First Supplemental Indenture, dated as of July 17, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8-K, dated July 18, 2014)

4.3

Second Supplemental Indenture, dated as of December 19, 2017, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8 K, dated December 19, 2017)

4.4

Third Supplemental Indenture, dated as of September 15, 2020, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8-K dated September 15, 2020)

4.5

Fourth Supplemental Indenture, dated as of July 31, 2024, between Independent Bank Group, Inc. and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8-K dated July 29, 2024)

4.6

Fifth Supplemental Indenture, dated as of January 1, 2025, among SouthState Corporation, Independent Bank Group, Inc. and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee

4.7

Sixth Supplemental Indenture, dated as of January 1, 2025, among SouthState Corporation, Independent Bank Group, Inc. and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee

99.1	Press release, dated January 2, 2025

99.2	Fourth Quarter 2024 Earnings Release Announcement Press Release, dated January 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules (or similar attachments) upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: January 2, 2025